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Copyright (C) 2001 by Goldman, Sachs & Co.
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                                                                                   RALI
DEAL                                                     10:13 MONDAY, JUNE 14, 2004   1
                                                                            PORTFOLIO SUMMARY REPORT
                                                                        PREPARED BY GOLDMAN, SACHS & CO.
__________________________________________________________________________________________________________________________________
PG   POOL CLASSIFICATION                                                           LOANS      SCHED BALANCE
GROSS WAC    NET WAC   AM WAM 05/04 ST WAM      AGE       DTI
__________________________________________________________________________________________________________________________________
0001 ALL LOANS      , CONFORMING                                                     570
$68,515,174.52      5.626      5.304      177          177        2     33.65
0002 ALL LOANS      , NON CONFORMING                                                  31
$14,869,680.01      5.144      4.851      178          178        0     35.12
__________________________________________________________________________________________________________________________________
*** TOTALS ***                                                                       601     $83,384,854.53
__________________________________________________________________________________________________________________________________





PROJECT:              RALI DEAL                                                           JUNE 14, 2004
10:13  PAGE 0001
ALL LOANS             ALL LOANS
CONFORM               CONFORMING

__________________________________________________________________________________________________________________
| LOANS|     SCHED BALANCE| GROSS WAC|   NET WAC| ORIG WAM|  AM WAM|05/04 ST WAM|     AGE|      DTI|
OLTV|   FICO|
|______|__________________|__________|__________|_________|________|____________|________|_________|_______|_______|
|   570|    $68,515,174.52|     5.626|     5.304|      179|     177|         177|       2|    33.65|
68.0|    720|
|______|__________________|__________|__________|_________|________|____________|________|_________|_______|_______|

_________________________________________________________________________________________________________________________________
|GROSS RATE          |SCHEDULE BALANCE         |ORIG TERM                |REM TERM            |AM
WAM              |05/04 AGE     |
|____________________|_________________________|_________________________|____________________|____________________|______________|
|4.75 - 4.99%    2.74| $0 - $50,000        2.33|85 - 96 MTHS         0.08|85 - 96 MTHS    0.08|85 - 96
MTHS    0.08|  0      38.30|
|5.00 - 5.249%   7.66| $50,000 - $100,00  33.46|109 - 120 MTHS       1.71|109 - 120 MTH   1.60|109 - 120
MTH   1.71|  1      23.72|
|5.25 - 5.49%   27.99| $100,000 - $150,0  20.55|121 - 180 MTHS      98.20|121 - 180 MTH  84.63|121 - 180 MTH
98.20|  2      16.90|
|5.50 - 5.749%  21.66| $150,000 - $200,0  15.15|                         |181 - 240 MTH
13.68|                    |  3       7.55|
|5.75 - 5.99%   22.01| $200,000 - $250,0  12.16|                         |
|                    |  4       4.56|
|6.00 - 6.249%   8.75| $250,001 - $275,0   4.59|                         |
|                    |  5       2.16|
|6.25 - 6.49%    5.23| $275,001 - $350,0   9.53|                         |
|                    |  6       0.81|
|6.50 - 6.749%   2.99| $350,001 - $400,0   2.24|                         |
|                    |  7       2.05|
|6.75 - 6.99%    0.74|                         |                         |
|                    |  8       1.08|
|7.00 - 7.249%   0.07|                         |                         |
|                    |  9       0.19|
|7.75 - 7.99%    0.06|                         |                         |
|                    | 10       0.63|
|8.00 - 8.249%   0.10|                         |                         |
|                    | 12       0.54|
|                    |                         |                         |
|                    | 13-24    1.47|
|                    |                         |                         |
|                    | 37-48    0.06|
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|____________________|_________________________|_________________________|____________________
 _________________________________________________________________________________________
|GEOGRAPHY         |ORIG LTV          |FICO          |PMI                 |PREPAY TERM    |
|__________________|__________________|______________|____________________|_______________|
|CALIFORNIA   18.58| 0.01-50.00  16.38|580-619   0.13|OLTV LE 80     88.01|    0     98.34|
|TEXAS        14.92| 50.01-60.0  12.81|620-649   2.98|MGIC            2.64|    3      0.80|
|FLORIDA       5.68| 60.01-70.0  19.15|650-699  25.81|GEMICO          2.61|   36      0.63|
|NEW YORK      5.31| 70.01-75.0  12.67|700-749  49.07|PMI             2.02|   12      0.13|
|NORTH CAROL   3.89| 75.01-80.0  27.00|750-799  20.85|COMMONWEALTH    1.98|   60      0.10|
|ILLINOIS      3.85| 80.01-85.0   3.52|800+      1.16|UNITED GUARAN   1.08|               |
|WASHINGTON    3.64| 85.01-90.0   6.38|              |REPUBLIC        0.74|               |
|NEW JERSEY    3.55| 90.01-95.0   1.97|              |PMI  - LENDER   0.61|               |
|MICHIGAN      3.15| 97.01-100.   0.13|              |UGIC - LENDER   0.31|               |
|ARIZONA       2.78|                  |              |                    |               |
|*MORE*       34.65|                  |              |                    |               |
|__________________|__________________|______________|____________________|_______________|

_______________________________________________________________________________________________________
|PROPERTY TYPE                 |PURPOSE                     |DOC
|OCCUPANCY                |
|______________________________|____________________________|______________________________|___________
|DETACHED SINGLE FAMILY   57.06|EQUITY REFINANCE       44.15|LIMITED DOCS             76.34|OWNER
OCCUPIED      74.25|
|2-4 FAMILY               26.04|RATE/TERM REFI         39.35|FULL DOC                 23.66|NON-OWNER
OCC       25.75|
|DETACHED PUD              5.45|PURCHASE               16.36|
|                         |
|LOWRISE CONDO             4.68|CONSTRUCTION PERM       0.15|
|                         |
|ATTACHED PUD              3.82|                            |
|                         |
|TOWNHOUSE                 1.70|                            |
|                         |
|                          0.68|                            |
|                         |
|HIGHRISE CONDO            0.49|                            |
|                         |
|MIDRISE CONDO             0.08|                            |
|                         |
|                              |                            |
|                         |
|                              |                            |
|                         |
|                              |                            |
|                         |
|______________________________|____________________________|______________________________
 ___________________________________________________________________________________
|INTEREST ONLY  |BALLFLAG       |UNITS       |DTI                   |CONFORM        |
|_______________|_______________|____________|______________________|_______________|
|N        100.00|N        100.00| 1     73.96| MISSING         26.05|CONFORMI 100.00|
|               |               | 2     16.55| 0.01-10.00%      0.66|               |
|               |               | 3      4.17| 10.01-20.00%     5.51|               |
|               |               | 4      5.32| 20.01-30.00%    15.84|               |
|               |               |            | 30.01-40.00%    37.96|               |
|               |               |            | 40.01-50.00%    13.42|               |
|               |               |            | 50.01-60.00%     0.45|               |
|               |               |            | 60.01=95.00%     0.12|               |
|               |               |            |                      |               |
|               |               |            |                      |               |
|_______________|_______________|____________|______________________|_______________|




 _______   PROJECT:              RALI DEAL                                                           JUNE 14,
2004  10:13  PAGE 0002
|GOLDMAN|  ALL LOANS             ALL LOANS
|SACHS  |  CONFORM               NON CONFORMING
|       |
|       |
|_______|

_________________________________________________________________________________________________________
| LOANS|     SCHED BALANCE| GROSS WAC|   NET WAC| ORIG WAM|  AM WAM|05/04 ST WAM|     AGE|      DTI|
OLTV|   FICO|
|______|__________________|__________|__________|_________|________|____________|________|_________|_____
|    31|    $14,869,680.01|     5.144|     4.851|      178|     178|         178|       0|    35.12|
69.1|    733|
|______|__________________|__________|__________|_________|________|____________|________|_________|_____

_________________________________________________________________________________________________________
|GROSS RATE          |SCHEDULE BALANCE         |ORIG TERM                |REM TERM            |AM
WAM              |05/04 AGE     |
|____________________|_________________________|_________________________|____________________|__________
|4.75 - 4.99%   26.70| $275,001 - $350,0   4.54|109 - 120 MTHS       3.09|121 - 180 MTH 100.00|109 - 120
MTH   3.09|  0      62.07|
|5.00 - 5.249%  35.74| $350,001 - $400,0  12.60|121 - 180 MTHS      96.91|                    |121 - 180 MTH
96.91|  1      29.38|
|5.25 - 5.49%   24.76| $400,001 - $450,0  14.34|                         |
|                    |  2       8.56|
|5.50 - 5.749%   6.70| $450,001 - $500,0  32.06|                         |
|                    |              |
|5.75 - 5.99%    6.10| $500,001 - $550,0   3.66|                         |
|                    |              |
|                    | $550,001 - $600,0  11.67|                         |
|                    |              |
|                    | $600,001 - $650,0  21.13|                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|____________________|_________________________|_________________________|____________________|
 _________________________________________________________________________________________
|GEOGRAPHY         |ORIG LTV          |FICO          |PMI                 |PREPAY TERM    |
|__________________|__________________|______________|____________________|_______________|
|CALIFORNIA   48.06| 0.01-50.00   7.44|650-699  20.37|OLTV LE 80     97.32|    0    100.00|
|TEXAS         7.45| 50.01-60.0  12.21|700-749  50.06|MGIC            2.68|               |
|VIRGINIA      5.90| 60.01-70.0  20.72|750-799  29.57|                    |               |
|FLORIDA       5.86| 70.01-75.0  20.23|              |                    |               |
|MINNESOTA     4.27| 75.01-80.0  36.72|              |                    |               |
|MARYLAND      4.09| 80.01-85.0   2.68|              |                    |               |
|NEVADA        4.04|                  |              |                    |               |
|GEORGIA       3.66|                  |              |                    |               |
|CONNECTICUT   3.22|                  |              |                    |               |
|NORTH CAROL   2.96|                  |              |                    |               |
|*MORE*       10.49|                  |              |                    |               |
|__________________|__________________|______________|____________________|_______________|

____________________________________________________________________________________________________________________
|PROPERTY TYPE                 |PURPOSE                     |DOC
|OCCUPANCY                |
|______________________________|____________________________|______________________________|_________________________|
|DETACHED SINGLE FAMILY   65.15|EQUITY REFINANCE       58.75|LIMITED DOCS             56.71|OWNER
OCCUPIED      96.96|
|DETACHED PUD             27.35|RATE/TERM REFI         35.06|FULL DOC                 43.29|NON-OWNER
OCC        3.04|
|HIGHRISE CONDO            4.36|PURCHASE                6.19|
|                         |
|LOWRISE CONDO             3.15|                            |
|                         |
|                              |                            |
|                         |
|                              |                            |
|                         |
|                              |                            |
|                         |
|                              |                            |
|                         |
|                              |                            |
|                         |
|                              |                            |
|                         |
|                              |                            |
|                         |
|                              |                            |
|                         |
|______________________________|____________________________|______________________________|_________________________|
 ___________________________________________________________________________________
|INTEREST ONLY  |BALLFLAG       |UNITS       |DTI                   |CONFORM        |
|_______________|_______________|____________|______________________|_______________|
|N        100.00|N        100.00| 1    100.00| 10.01-20.00%     6.99|NON CONF 100.00|
|               |               |            | 20.01-30.00%    12.36|               |
|               |               |            | 30.01-40.00%    64.36|               |
|               |               |            | 40.01-50.00%    16.29|               |
|               |               |            |                      |               |
|               |               |            |                      |               |
|               |               |            |                      |               |
|               |               |            |                      |               |
|               |               |            |                      |               |
|               |               |            |                      |               |
|_______________|_______________|____________|______________________|_______________|







                                                                                   RALI
DEAL                                                     10:24 MONDAY, JUNE 14, 2004   1
                                                                            PORTFOLIO SUMMARY REPORT
                                                                        PREPARED BY GOLDMAN, SACHS & CO.
________________________________________________________________________________________________________________
PG   POOL CLASSIFICATION                                                           LOANS      SCHED BALANCE
GROSS WAC    NET WAC   AM WAM 05/04 ST WAM      AGE       DTI
________________________________________________________________________________________________________________
0001 ALL LOANS                                                                       601
$83,384,854.53      5.540      5.223      177          177        2     33.98
________________________________________________________________________________________________________________
*** TOTALS ***                                                                       601     $83,384,854.53
________________________________________________________________________________________________________________





PROJECT:              RALI DEAL                                                           JUNE 14, 2004
10:24  PAGE 0001
ALL LOANS             ALL LOANS


________________________________________________________________________________________________________________
| LOANS|     SCHED BALANCE| GROSS WAC|   NET WAC| ORIG WAM|  AM WAM|05/04 ST WAM|     AGE|      DTI|
OLTV|   FICO|
|______|__________________|__________|__________|_________|________|____________|________|_________|_______|_______|
|   601|    $83,384,854.53|     5.540|     5.223|      179|     177|         177|       2|    33.98|
68.2|    722|
|______|__________________|__________|__________|_________|________|____________|________|_________|_______|_______|

_____________________________________________________________________________________________________________________________
|GROSS RATE          |SCHEDULE BALANCE         |ORIG TERM                |REM TERM            |AM
WAM              |05/04 AGE     |
|____________________|_________________________|_________________________|____________________|____________________|______________|
|4.75 - 4.99%    7.02| $0 - $50,000        1.91|85 - 96 MTHS         0.07|85 - 96 MTHS    0.07|85 - 96
MTHS    0.07|  0      42.54|
|5.00 - 5.249%  12.67| $50,000 - $100,00  27.49|109 - 120 MTHS       1.96|109 - 120 MTH   1.32|109 - 120
MTH   1.96|  1      24.73|
|5.25 - 5.49%   27.41| $100,000 - $150,0  16.89|121 - 180 MTHS      97.97|121 - 180 MTH  87.37|121 - 180 MTH
97.97|  2      15.41|
|5.50 - 5.749%  18.99| $150,000 - $200,0  12.44|                         |181 - 240 MTH
11.24|                    |  3       6.20|
|5.75 - 5.99%   19.17| $200,000 - $250,0   9.99|                         |
|                    |  4       3.75|
|6.00 - 6.249%   7.19| $250,001 - $275,0   3.77|                         |
|                    |  5       1.77|
|6.25 - 6.49%    4.30| $275,001 - $350,0   8.64|                         |
|                    |  6       0.66|
|6.50 - 6.749%   2.46| $350,001 - $400,0   4.09|                         |
|                    |  7       1.68|
|6.75 - 6.99%    0.61| $400,001 - $450,0   2.56|                         |
|                    |  8       0.88|
|7.00 - 7.249%   0.06| $450,001 - $500,0   5.72|                         |
|                    |  9       0.16|
|7.75 - 7.99%    0.05| $500,001 - $550,0   0.65|                         |
|                    | 10       0.52|
|8.00 - 8.249%   0.08| $550,001 - $600,0   2.08|                         |
|                    | 12       0.44|
|                    | $600,001 - $650,0   3.77|                         |
|                    | 13-24    1.20|
|                    |                         |                         |
|                    | 37-48    0.05|
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|                    |                         |                         |
|                    |              |
|____________________|_________________________|_________________________|____________________|____________________|_____________|
 _________________________________________________________________________________________
|GEOGRAPHY         |ORIG LTV          |FICO          |PMI                 |PREPAY TERM    |
|__________________|__________________|______________|____________________|_______________|
|CALIFORNIA   23.84| 0.01-50.00  14.79|580-619   0.11|OLTV LE 80     89.67|    0     98.64|
|TEXAS        13.59| 50.01-60.0  12.70|620-649   2.45|MGIC            2.65|    3      0.65|
|FLORIDA       5.71| 60.01-70.0  19.43|650-699  24.84|GEMICO          2.14|   36      0.52|
|NEW YORK      4.36| 70.01-75.0  14.02|700-749  49.25|PMI             1.66|   12      0.11|
|NORTH CAROL   3.72| 75.01-80.0  28.73|750-799  22.40|COMMONWEALTH    1.63|   60      0.08|
|NEW JERSEY    3.41| 80.01-85.0   3.37|800+      0.95|UNITED GUARAN   0.89|               |
|ILLINOIS      3.17| 85.01-90.0   5.24|              |REPUBLIC        0.61|               |
|WASHINGTON    2.99| 90.01-95.0   1.62|              |PMI  - LENDER   0.51|               |
|ARIZONA       2.76| 97.01-100.   0.11|              |UGIC - LENDER   0.25|               |
|MICHIGAN      2.59|                  |              |                    |               |
|*MORE*       33.85|                  |              |                    |               |
|__________________|__________________|______________|____________________|_______________|

____________________________________________________________________________________________________________________
|PROPERTY TYPE                 |PURPOSE                     |DOC
|OCCUPANCY                |
|______________________________|____________________________|______________________________|_________________________|
|DETACHED SINGLE FAMILY   58.50|EQUITY REFINANCE       46.75|LIMITED DOCS             72.84|OWNER
OCCUPIED      78.30|
|2-4 FAMILY               21.40|RATE/TERM REFI         38.58|FULL DOC                 27.16|NON-OWNER
OCC       21.70|
|DETACHED PUD              9.36|PURCHASE               14.55|
|                         |
|LOWRISE CONDO             4.41|CONSTRUCTION PERM       0.12|
|                         |
|ATTACHED PUD              3.14|                            |
|                         |
|TOWNHOUSE                 1.40|                            |
|                         |
|HIGHRISE CONDO            1.18|                            |
|                         |
|                          0.56|                            |
|                         |
|MIDRISE CONDO             0.06|                            |
|                         |
|                              |                            |
|                         |
|                              |                            |
|                         |
|                              |                            |
|                         |
|______________________________|____________________________|______________________________|_________________________|
 ___________________________________________________________________________________
|INTEREST ONLY  |BALLFLAG       |UNITS       |DTI                   |CONFORM        |
|_______________|_______________|____________|______________________|_______________|
|N        100.00|N        100.00| 1     78.60| MISSING         21.40|CONFORMI  82.17|
|               |               | 2     13.60| 0.01-10.00%      0.54|NON CONF  17.83|
|               |               | 3      3.42| 10.01-20.00%     5.78|               |
|               |               | 4      4.37| 20.01-30.00%    15.22|               |
|               |               |            | 30.01-40.00%    42.67|               |
|               |               |            | 40.01-50.00%    13.93|               |
|               |               |            | 50.01-60.00%     0.37|               |
|               |               |            | 60.01=95.00%     0.10|               |
|               |               |            |                      |               |
|               |               |            |                      |               |
|_______________|_______________|____________|______________________|_______________|
